                                                                  EXHIBIT 25.4


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1
                          -----------------------------

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                     TRUSTEE PURSUANT TO SECTION 305(b)(2)__
                  --------------------------------------------

                                    NBD BANK
               (Exact name of Trustee as specified in its charter)


    611 WOODWARD AVENUE
     DETROIT, MICHIGAN                          48226           38-0864715
    (Address of principal executive offices)  (Zip Code)     (I.R.S. Employer
                                                             Identification No.)



    NBD BANK
    611 WOODWARD AVENUE
    DETROIT, MICHIGAN 48226
    CORPORATE TRUST ADMINISTRATION
    ATTN: ERNEST J. PECK, VICE PRESIDENT
    TELEPHONE: (313) 225-2025
    (Name, Address and Telephone number of agent for service)



                               SEMCO ENERGY, INC.
               (Exact name of obligor as specified in its charter)


         MICHIGAN                                               38-2144267
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

      405 WATERSTREET
   PORT HURON, MICHIGAN                                        48061-5026
(Address of principal executive offices)                       (Zip Code)



                      TRUST PRERERRED SECURITIES GUARANTEE
                         (Title of Indenture Securities)

ITEM 1         GENERAL INFORMATION.  Furnish the following information as to the
                                     Trustee:

                                    (a)   NAME AND ADDRESS OF EACH  EXAMINING OR
                           SUPERVISING  AUTHORITY TO WHICH IT IS SUBJECT:

                           State of Michigan Financial Institutions Bureau, Lansing, MI
                           Federal Reserve Bank of Chicago, Chicago, Illinois Federal Deposit Insurance Corporation,
                           Washington, D.C.

                           (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS. The Trustee is
               authorized to exercise corporate trust powers.

ITEM 2                     AFFILIATIONS WITH THE OBLIGOR.
                           IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
                           The obligor is not an affiliate of the Trustee.

ITEM 3            VOTING SECURITIES OF THE TRUSTEE.
                  The following information is furnished as to each class of voting securities of the Trustee:
                                           As of March 27, 1998
                  --------------------------------------------------------------
                                    Column A                  Column B
                  --------------------------------------------------------------
                                    Title of Class            Amount Outstanding
                  --------------------------------------------------------------
                    Common Stock, par value $12.50 per share   8,948,648 shares

ITEM 4            TRUSTEESHIPS UNDER OTHER INDENTURES

                           None.

ITEM 5 THROUGH ITEM 15         Not applicable

ITEM 16           LIST OF EXHIBITS:

                  EXHIBIT  (1)    A COPY OF THE ARTICLES OF INCORPORATION OF THE
           TRUSTEE NOW IN EFFECT
                          Incorporated by reference to Exhibit (1) to Item 16 of
                  Form T-1 filed as Exhibit 25 to Registration Statement, Securities and Exchange Commission, Registration
                  No. 33-51775.*

                          EXHIBIT (2) CERTIFICATE OF AUTHORITY OF THE TRUSTEE
                  TO COMMENCE BUSINESS
                          Incorporated by reference to Exhibit (2) to Item 16 of
                  Form T-1 filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*

                          EXHIBIT (3) AUTHORIZATION  OF  THE  TRUSTEE  TO
                  EXERCISE CORPORATE TRUST POWERS Incorporated by reference to Exhibit (3) to Item 16 of Form T-1 filed with Amendment No. 1, Securities and Exchange Commission,

                  Registration No. 22-4501.*


                  EXHIBIT (4) BY-LAWS OF THE TRUSTEE, AS PRESENTLY IN EFFECT
                           Incorporated by reference to Exhibit (4) to Item 16
                  of Form T-1 filed as Exhibit 25 to Registration Statement, Securities and Exchange Commission, Registration No. 33-51775.*

                  EXHIBIT (5)       Not Applicable.

                          EXHIBIT (6) CONSENT BY THE TRUSTEE REQUIRED BY SECTION
             321 (B) OF THE ACT.
                          Incorporated  by reference to Exhibit (6) to Item 16
                  of Form T-1, filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*

                  EXHIBIT (7)  A COPY  OF THE  LATEST  REPORT  OF  CONDITION
             OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

                  EXHIBIT (8) Not applicable.

                  EXHIBIT (9) Not applicable.

* Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.



                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, NBD Bank, a Michigan banking corporation organized and existing under the laws of the State of Michigan, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Detroit, State of Michigan on the 8th day of July, 1998.


                                                  NBD BANK, Trustee

                                                  By:   /s/ Ernest J. Peck
                                                     ---------------------------
                                                        Ernest J. Peck
                                                        Vice President

Charter No. 13671                          Comptroller of the Currency District

                        REPORT OF CONDITION CONSOLIDATING
                    DOMESTIC AND FOREIGN SUBSIDIARIES OF THE
                                    NBD BANK

in the State of Michigan, at the close of business on March 31, 1998 published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161.

                                     ASSETS
                                                                                        Thousands
                                                                                        of dollars
Cash and balances due from depository institutions
    Noninterest-bearing balances and currency
    and coin...............................................                              2,082,041
    Interest-bearing balances..............................                                      -
Securities:
    Held-to-maturity securities............................                                      -
    Available-for-sale securities..........................                              1,890,702
Federal funds sold and securities purchased
    under agreements to resell.............................                                 58,900
Loans and lease financing receivables:
    Loans and leases, net of unearned income...............                             17,402,777
    LESS: Allowance for loan and lease losses..............                                279,543
    Loans and leases, net of unearned income and
    allowance..............................................                             17,123,234
Assets held in trading accounts............................                                 60,975
Premises and fixed assets (including
    capitalized leases)....................................                                334,881
Other real estate owned....................................                                  4,273
Investments in unconsolidated subsidiaries and
    associated companies...................................                                      -
Customers' liability to this bank on acceptances
    outstanding............................................                                 10,067
Intangible assets..........................................                                100,950
Other assets...............................................                                696,538
                                                           ---------------------------------------
Total assets...............................................                             22,362,561
                                                           =======================================

                                   LIABILITIES

Deposits:
    In domestic offices....................................                             17,326,675
        Noninterest-bearing ...............................                              5,470,573
        Interest-bearing ..................................                             11,856,102
    In foreign offices, Edge and Agreement
    subsidiaries, and IBFs.................................                                170,093
        Noninterest-bearing ...............................                                      -
        Interest-bearing...................................                                170,093
Federal funds purchased and securities sold
    under agreements to repurchase.........................                              1,184,683
Demand notes issued to the U.S. Treasury...................                                285,825
Trading liabilities........................................                                 50,580
Other borrowed money:
        With remaining maturity of one year or less........                                362,371
        With remaining maturity of more than one year
          through three years..............................                                 54,595
        With remaining maturity of more than three years...                                  3,656


Bank's liability on acceptances executed and
    outstanding............................................                                 10,067
Notes and debentures subordinated to
    deposits...............................................                                500,000
Other liabilities..........................................                                583,671
                                                           ---------------------------------------
Total liabilities..........................................                             20,532,216
                                                           ---------------------------------------

                                 EQUITY CAPITAL

Common stock...............................................                                111,858
Surplus....................................................                                671,329
Undivided profits and capital reserves.....................                              1,036,236
Net unrealized holding gains (losses) on
    available-for-sale securities..........................                                 10,922
Cumulative foreign currency translation
    adjustments............................................                                      -
                                                           ---------------------------------------
Total equity capital.......................................                              1,830,345
                                                           ---------------------------------------
Total liabilities and equity capital.......................                             22,362,561
                                                           =======================================

    I, Jason N. Hansen, Vice President of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
                                 JASON N. HANSEN
                                 April 29, 1998
    We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.
                                 THOMAS H. JEFFS II
                                 ALFRED R. GLANCY III
                                 DON H. BARDEN
                                    Directors